UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2007

Date of reporting period:  August 31, 2007

Item 1. Report to Stockholders.

Annual Report

Akros Absolute Return Fund

(AARFX)

August 31, 2007

Investment Advisor

Akros Capital, LLC
230 Park Avenue, 7th Floor
New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	9
SCHEDULE OF SECURITIES SOLD SHORT	12
SCHEDULE OF OPTIONS WRITTEN	13
SCHEDULE OF OPEN FUTURES CONTRACTS	14
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENT OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	19
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
RENEWAL OF ADVISORY AGREEMENT	26
ADDITIONAL INFORMATION	29

Akros Absolute Return Fund
Letter to Shareholders as of August 31, 2007

Dear Shareholders:

We’re pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began operations on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security, and short positions benefit from a fall in the underlying security.

Performance Through August 31, 2007

For the period from inception on September 30, 2005 through August 31, 2007, the Fund’s average annual total return was 0.30%. Over the same time period, average annual total returns were 12.03% for the S&P 500 Index, 4.71% for the Citigroup 3-Month U.S. Treasury Bill Index, and 0.71% for the Lipper Specialty Diversified Equity Average.

For the one-year period ending August 31, 2007, the Fund was down 0.47%. Over the same time period, the S&P 500 Index was up 15.13%, the Citigroup 3-Month U.S. Treasury Bill Index was up 5.05%, and the Lipper Specialty Diversified Equity Average was up 4.43%.

For the six-month period ending August 31, 2007, the Fund was down 2.47%. Over the same time period, the S&P 500 Index was up 5.70%, the Citigroup 3-Month U.S. Treasury Bill Index was up 2.49%, and the Lipper Specialty Diversified Equity Average was up 2.72%.

The Fund’s Net Expense Ratio is 1.99%. Its Gross Expense Ratio, as stated in its December 29, 2006 Prospectus, is 10.23%. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions) do not exceed 1.99% of the Fund’s average net assets for an indefinite period. In the absence of the Advisor’s waiver of its fees and/or absorption of the Fund’s expenses, the Fund’s total return would have been reduced by the difference between its Net Expense Ratio and its Gross Expense Ratio.

Performance data quoted represents past performance. Past performance does not guarantee or indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days. The performance data quoted does not reflect the redemption fee. If reflected, total return would be reduced.

As we’ve discussed in previous letters, the Fund’s performance has been relatively flat since inception. This is primarily due to our unwillingness to aggressively invest in long stock positions, and due to our inclination to offset long positions with short positions and put options. By comparison, short-term interest rates have generally risen during the period since the Fund’s inception, providing more attractive returns on U.S. Treasury Bills. Despite our belief that stock valuations have been too high overall, the S&P 500 Index has continued to rise, and our peers have also performed well. Although we believe our approach should be rewarded over the longer term, the Fund’s performance in the short term has tested the patience of shareholders.

Market Overview

While it’s too early to say with any confidence that the economy is in recession, storm clouds continue to gather. The stock market recently experienced its highest volatility since last summer, and it looks like increased volatility could persist for some time. Besides the deteriorating employment outlook, orders for durable goods dropped 4.9%, which was the largest decline since January and weaker than expectations for a 3.1% decline. The homebuilding market remains in disarray. In fact, it’s probably fair to say that homebuilding is one segment of the economy that is in a severe recession. In August, existing home sales fell 4.3%, marking the sixth consecutive monthly decline. Annualized unit sales fell to the lowest level in five years. There’s now a record inventory of unsold homes, and housing prices haven’t yet dropped enough to reflect the inventory problem. We expect to see dramatically lower housing prices over the coming months, and we believe the housing-market decline could even last for years.

The well-publicized credit crisis may also be in its early stages. The lack of transparency has led to a loss of confidence in many financial institutions. There was literally a run on one of the major mortgage banks in the United Kingdom, with depositors waiting in line for hours to withdraw their money. Countrywide Mortgage, the largest provider of mortgages in the U.S., needed a $2 billion capital infusion from Bank of America at a sizeable discount to the then-prevailing common-stock valuation just to restore confidence in the institution. Countrywide has announced a planned layoff of about 12,000 people, while earlier in the summer there was talk of a possible expansion. So far, over 100,000 people in the mortgage industry have lost their jobs.

The Federal Reserve has recently come to the rescue with a larger-than-expected 50 basis point reduction in the federal-funds rate and the discount rate. This panic move seems to have stabilized the markets for the time being, but it doesn’t address the longer-term issue, which is that the U.S. economy seems to be addicted to debt and leverage. As long as foreigners continue to support our debt binge with their purchases of our bonds, interest rates may stay low enough to muddle our way through for a while. However, the recent drop in the value of the U.S. dollar vs. other world currencies is not a good sign. We run the risk that at some point foreigners will say, “enough is enough” and diversify away from dollar holdings, which could raise interest rates in the U.S.

In a nutshell, rising unemployment, a terrible housing market and declining consumer spending do not bode well for the economy, and potentially for the stock market. In every case since 1950, when the economy has slipped into recession, the stock market has had a meaningful drop. Even if the economy does not slip into recession, we believe there will be a meaningful slowdown into 2008. Interestingly, the current economic expansion is already the fifth-longest in U.S. history.

Current Positioning

As we analyze what has happened so far in 2007 from the beginning of the year until the July 19th peak, energy and materials stocks were the best-performing sectors (up 25.8% and 23.5%, respectively). When the stock market got dicey in late July and the first half of August, consumer staples and health-care stocks dropped the least (-3.9% and -5.5%, respectively), while materials, consumer-discretionary and energy stocks dropped the most (-15.5%, -12.3% and -11.8%, respectively). Since the August low, energy, materials and financials have once again taken the lead with strong performance.

For the most part, we feel we’re currently investing in companies that have good long-term business models and prospects, and clean balance sheets. We’re also being very attentive to developing strong valuation arguments for any new purchases. Our most significant long exposure from a sector perspective is in health care, selective financials and energy. Most of our long positions are offset with short positions in what we believe to be overpriced stocks and market indexes (through futures contracts and exchange-traded funds). Based on our security selection and overall asset allocation, we believe the Fund is very well positioned for an uncertain stock market environment.

As discussed previously, our cautious stance toward equities has limited the Fund’s performance since inception. When analyzing the Fund’s performance, it’s important to note that the Fund is not intended to correlate with any stock market index. In managing the Fund, we seek to deliver solid risk-adjusted returns over a complete market cycle, which typically lasts four to five years. In implementing our “absolute-return” strategy, we use both long positions and short positions, and a variety of sectors and asset classes.

Another important point is that we may at times position the Fund to take advantage of what we think may be falling stock prices. We haven’t been significantly net short in the stock market (short positions exceeding long positions) since starting the Fund. But if we find the right short opportunities in excessively overvalued segments of the market, we may make bigger bets on lower stock prices by increasing our short positions and by buying more put options. This type of strategy could allow us to make money during a period of falling stock prices. In summary, the Fund should be viewed as a complement to other strategies you have within your investment portfolio. The Fund will often perform differently from the broad indexes, and in fact may go up when the stock market goes down, and vice versa.

Thank you for your investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,
Brady T. Lipp
Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U). Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 9-14 for a complete list of holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

A basis point is a unit of measurements used to in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 8 for index descriptions.

(10/07)

Akros Absolute Return Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/07 - 8/31/07).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/07	8/31/07	3/1/07-8/31/07*
Actual**	$1,000.00	$ 975.30	$ 9.91
Hypothetical (5% return before expenses)***	$1,000.00	$1,015.17	$10.11
___________
*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including interest expense and dividends on short positions, your actual cost of investment in the Fund would be $12.20.
***	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $12.43.

Akros Absolute Return Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at August 31, 2007 is shown below.

Sector Breakdown
% of Net Assets

	Long	Short	Options
Public Equities
Consumer Discretionary	5.56%	-0.42%
Consumer Staples	1.50%	—
Energy	9.37%	—
Financials	12.23%	-0.42%
Health Care	11.90%	-0.30%
Industrials.	—	-0.64%
Information Technology	5.04%	—
Materials	1.93%	—
Total Public Equities	47.53%	-1.78%

Exchange-Traded Funds	—	-12.16%
Equity Private Placements	8.17%	—
Options Written (sold)	—	—	-0.06%
Investment Companies	3.87%	—
Fixed Income (Principal-Protected Notes)	2.30%	—
Short-Term Investments	38.12%	—
Other Assets in Excess of Liabilities	14.01%	—
Notional Value of Equity Futures	—	-21.88*
_______
*	Expressed as a percentage of net assets. However, the notional value of equity futures is not included in the calculation of the Fund’s net assets.

Total Returns as of August 31, 2007
				Lipper
	Akros		Citigroup	Specialty
	Absolute		3-Month	Diversified
	Return	S&P	U.S. Treasury	Equity
	Fund	500 Index	Bill Index	Average
Six Months	(2.47)%	5.70%	2.49%	2.72%

One Year	(0.47)%	15.13%	5.05%	4.43%

Average Annual Since Inception (9/30/05)	0.30%	12.03%	4.71%	0.71%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.
The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index. Sector allocations are subject to change.

*      Inception Date

Akros Absolute Return Fund
Schedule of Investments
August 31, 2007

	Shares	Value
COMMON STOCKS 46.53%
Biotechnology 0.23%
Interleukin Genetics, Inc.(a)	4,000	$5,400
Chemicals 1.93%
Ciba Specialty Chemicals AG—ADR	1,200	32,823
The Dow Chemical Co.	300	12,789
		45,612
Commercial Banks 3.67%
ABN AMRO Holding NV—ADR	300	13,956
Community Bank Shares of Indiana, Inc.	990	21,226
HF Financial Corp.	1,752	28,995
NewBridge Bancorp	1,073	13,488
Taylor Capital Group, Inc.	305	9,132
		86,797
Commercial, Physical & Biological Research 0.85%
Crucell NV—ADR(a)	1,000	20,060
Communications Equipment 1.54%
Communications Systems, Inc.	200	2,208
Motorola, Inc.	700	11,865
Telefonaktiebolaget LM Ericsson—ADR	600	22,326
		36,399
Computer Facilities Management Services 1.57%
ePlus Inc.(a)	5,100	36,975
Computer Integrated Systems Design 0.31%
Datalink Corp.(a)	1,500	7,200
Computers & Peripherals 1.06%
Rimage Corp.(a)	1,000	25,140
Distributors 0.06%
Building Materials Holding Corp.	100	1,480
Diversified Financial Services 0.11%
Enterprise National Bank NJ(a)	500	2,475
Energy Equipment & Services 2.18%
Patterson-UTI Energy, Inc.	2,400	51,528
Health Care Equipment & Supplies 1.40%
St. Jude Medical, Inc.(a)	500	21,785
Urologix, Inc.(a)	5,200	11,388
		33,173
Health Care Providers & Services 0.91%
Lincare Holdings Inc.(a)	600	21,594
Health Care Technology 0.94%
Vital Images, Inc.(a)	1,200	22,248
Insurance 5.34%
American Safety Insurance Holdings, Ltd.(a)(b)	1,800	35,622
Aspen Insurance Holdings Ltd.(b)	2,000	50,180
The Travelers Companies, Inc.	800	40,432
		126,234

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments, continued
August 31, 2007

	Shares	Value
Internet & Catalog Retail 0.54%
ValueVision Media, Inc.(a)	1,500	$12,645
Media 2.90%
Cablevision Systems Corp.—Class A(a)	1,000	33,550
Journal Register Co.	5,100	16,065
Lions Gate Entertainment Corp.(a)(b)	2,000	19,000
		68,615
Oil & Gas 7.19%
Cimarex Energy Co.	1,300	46,553
Encore Acquisition Co.(a)	1,000	27,790
Energy Partners, Ltd.(a)	3,130	42,787
Hugoton Royalty Trust	1,000	23,690
W&T Offshore, Inc.	1,300	28,977
		169,797
Pharmaceuticals 7.57%
AstraZeneca PLC—ADR	1,200	59,040
Barr Pharmaceuticals Inc.(a)	300	15,264
Mylan Laboratories Inc.	2,500	37,750
Novartis AG—ADR	900	47,385
Sunesis Pharmaceuticals, Inc.(a)	2,000	5,400
Wyeth	300	13,890
		178,729
Publishing & Printing 0.00%
Peoples Educational Holdings, Inc.(a)	19	71
Racing 1.12%
Canterbury Park Holding Corp.	2,100	26,460
Semiconductor Equipment 0.56%
FSI International, Inc.(a)	5,100	13,260
Specialty Retail 0.93%
Best Buy Co., Inc.	500	21,975
Thrifts & Mortgage Finance 3.11%
First Bancorp of Indiana, Inc.	1,459	22,979
Wells Financial Corp.	1,800	50,490
		73,469
Tobacco 1.51%
Altria Group, Inc.	300	20,823
Universal Corp.	300	14,739
		35,562
TOTAL COMMON STOCKS (Cost $1,243,314)		1,122,898
INVESTMENT COMPANIES 3.87%
Blackrock Dividend Achievers Trust	4,000	56,480
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2,000	34,920
TOTAL INVESTMENT COMPANIES (Cost $101,110)		91,400

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments, continued
August 31, 2007

	Shares	Value
PRINCIPAL-PROTECTED NOTES 2.30%
Financials
Citigroup Funding, Inc. Principal-Protected Notes—Asian Currency	2,200	$22,770
Citigroup Global Markets Holdings, Inc. Principal-Protected Notes—Asian Currency	3,100	31,558

TOTAL PRINCIPAL-PROTECTED NOTES (Cost $51,092)		54,328

PRIVATE PLACEMENTS 8.17%
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(c)(d) (Note 2)	23,397	31,118
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(c)(d) (Note 2)	5,159	15,220
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(c)(d) (Note 2)	46,253	50,000
Advanced Equities Investment XXXII, LLC (Raza Microelectronics, Inc.)(a)(c)(d) (Note 2)	65,000	96,525
TOTAL PRIVATE PLACEMENTS (Cost $256,593)		192,863

SHORT TERM INVESTMENT 38.12%
Investment Company
AIM STIT-STIC Prime Portfolio—Investor Class	900,454	900,454

TOTAL SHORT TERM INVESTMENT (Cost $900,454)		900,454
Total Investments (Cost $2,552,563) 99.99%		2,361,943
Other Assets Less Liabilities 0.01%		344

TOTAL NET ASSETS 100.00%		$2,362,287

_________
Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non income producing
(b)	Foreign issued security
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees
(d)
Restricted security — The Advisor has determined these securities to be illiquid. The total value of illiquid securities at August 31, 2007 was $192,863, comprising 8.16% of net assets, while the remainder of the Fund’s net assets (91.84%) were liquid.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Securities Sold Short
August 31, 2007

	Shares	Value
COMMON STOCKS 1.78%
Biotechnology 0.30%
Genron Corp.(a)	1,000	$7,190
Electrical Equipment 0.64%
GrafTech International Ltd.(a)	900	15,111
Financial Services 0.42%
Coinstar, Inc.(a)	300	9,804
Thrifts & Mortgage Finance 0.42%
Wauwatosa Holdings, Inc.(a)	600	9,990
TOTAL COMMON STOCKS (Proceeds $32,243)		42,095
EXCHANGE TRADED FUNDS 12.16%
iShares S&P SmallCap 600 Index Fund	1,000	68,760
Midcap SPDR Trust Series 1	1,000	156,750
Utilities Select Sector SPDR Fund	1,600	61,760
TOTAL EXCHANGE TRADED FUNDS (Proceeds $259,572)		287,270
TOTAL SECURITIES SOLD SHORT (Proceeds $291,815) 13.94%		$329,365

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Options Written
August 31, 2007

	Contracts	Value
CALL OPTIONS WRITTEN
Altria Group, Inc.:
Expiration: September, 2007, Exercise Price: $75.00	3	$15
AstraZeneca PLC—ADR:
Expiration: October, 2007, Exercise Price: $60.00	9	0
Cimarex Energy Co.:
Expiration: September, 2007, Exercise Price: $40.00	3	15
Encore Acquisition Co.:
Expiration: September, 2007, Exercise Price: $30.00	6	90
The Travelers Companies, Inc.:
Expiration: October, 2007, Exercise Price: $55.00	8	360
St. Jude Medical, Inc.:
Expiration: October, 2007, Exercise Price: $45.00	5	850

TOTAL CALL OPTIONS WRITTEN (Premiums received $6,150)		1,330

PUT OPTIONS WRITTEN
Altria Group, Inc.:
Expiration: September, 2007, Exercise Price: $65.00	3	75

TOTAL PUT OPTIONS WRITTEN (Premiums received $300)		75

TOTAL OPTIONS WRITTEN (Premiums received $6,450)		$1,405

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Open Futures Contracts
August 31, 2007

	Number
	of Contracts	Contract	Settlement	Unrealized
Description	Sold Short	Value	Month	Appreciation
Standard and Poor’s 500 Index September 2007 Mini Futures	7	$516,845	September 2007	$16,038

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

August 31, 2007
Assets
Investments, at value (cost $2,552,563)	$2,361,943
Receivable for investments sold	44,968
Receivable for capital shares sold	40
Cash	6,280
Deposits for short sales at broker	25,981
Deposits for futures at broker	7,702
Receivable from broker for proceeds on securities sold short	291,815
Receivable from broker for premium on options written	6,450
Dividends and interest receivable	5,044
Receivable from Advisor	8,591
Other assets	3,351
Total Assets	2,762,166
Liabilities
Securities sold short, at value (proceeds $291,815)	329,365
Options written, at value (premium received $6,450)	1,405
Payable to broker for options purchased	6,110
Payable for investments purchased	5,530
Payable to affiliates	23,550
Payable for distribution fees	398
Payable for shareholder servicing fees	2,890
Accrued expenses	30,630
Total Liabilities	399,879
Net Assets	$2,362,287
Net assets consist of:
Paid-in capital	$2,476,002
Undistributed net investment income	38,527
Undistributed net realized gain	54,845
Net unrealized appreciation (depreciation) on:
Investments	(190,620)
Short positions	(37,550)
Written options	5,045
Futures contracts	16,038
Net Assets	$2,362,287
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	249,756
Net asset value, redemption price and offering price per share	$9.46

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Year Ended August 31, 2007
Investment Income
Interest income	$80,762
Dividend income(1)	16,492
Total Investment Income	97,254
Expenses
Administration fees	33,986
Fund accounting fees	28,678
Transfer agent fees and expenses	26,506
Audit and tax fees	23,149
Advisory fees	23,013
Legal fees	10,522
Custody fees	9,956
Reports to shareholders	9,777
Federal and state registration fees	7,693
Distribution fees	5,753
Trustees’ fees and related expenses	3,886
Shareholder servicing fees	2,301
Other expenses	8,567
Total Expenses Before Interest Expense & Dividends On Short Positions	193,787
Interest expense	2,448
Dividends on short positions	8,133
Less waivers and reimbursement by Advisor	(147,992)
Net Expenses	56,376
Net Investment Income	40,878
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	115,811
Short positions	(20,231)
Written options	6,775
Futures contracts	(59,775)
Change in net unrealized appreciation/depreciation on:
Investments	(113,195)
Short positions	(25,544)
Written options	705
Futures contracts	43,338
Net Realized and Unrealized Loss on Investments	(52,116)
Net Decrease In Net Assets From Operations	$(11,238)

_________
(1)	Net of $134 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006(1)
From Operations
Net investment income	$40,878	$26,487
Net realized gain (loss) on:
Investments	115,811	109,408
Short positions	(20,231)	1,666
Written options	6,775	813
Futures contracts	(59,775)	(3,307)
Change in net unrealized appreciation/depreciation on:
Investments	(113,195)	(77,425)
Short positions	(25,544)	(12,006)
Written options	705	4,340
Futures contracts	43,338	(27,300)
Net increase (decrease) in net assets from operations	(11,238)	22,676
From Distributions
Net investment income	(22,902)	(2,574)
Net realized gain on investments	(96,945)	(2,732)
Net decrease in net assets resulting from distributions paid	(119,847)	(5,306)
From Capital Share Transactions
Proceeds from shares sold	636,267	2,170,287
Net asset value of shares issued in reinvestment of distributions to shareholders	80,535	3,604
Payments for shares redeemed	(413,671)	(1,020)

Net increase in net assets from capital share transactions	303,131	2,172,871
Total Increase in Net Assets	172,046	2,190,241
Net Assets:
Beginning of period	2,190,241	—
End of period	$2,362,287	$2,190,241
Undistributed Net Investment Income	$38,527	$22,387

_________
(1)	Fund commenced operations on September 30, 2005.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights

For the Period Ended August 31, 2007
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006(1)
Net Asset Value, Beginning of Period	10.07	$10.00
Income (loss) from investment operations:
Net investment income	0.17	0.12
Net realized and unrealized loss on investments	(0.21)	(0.01)
Total from investment operations	(0.04)	0.11
Less distributions paid:
From net investment income	(0.11)	(0.02)
From net realized gain on investments	(0.46)	(0.02)
Total distributions paid	(0.57)	(0.04)
Net Asset Value, End of Period	$9.46	$10.07
Total Return	(0.47)%	1.05	%(2)
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	8.88%	10.36	%(4)
After waiver and expense reimbursement(3)	2.45%	2.12	%(4)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)	(4.64)%	(6.55	)%(4)
After waiver and expense reimbursement(5)	1.79%	1.69	%(4)
Portfolio turnover rate	301.09%	364.47	%(2)

(1)	Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 8.42% and 1.99% and 10.23% and 1.99% for the periods ended August 31, 2007 and August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Notes to Financial Statements
August 31, 2007

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities is $192,863 which constitutes 8.16% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Akros Absolute Return Fund

Notes to Financial Statements, Continued
August 31, 2007

Security	Shares	Price per Share	Acquisition Date	Cost	Market Value
Bauer Private Equity III Fund, LLC
(Alien Technology) Common
Stock(1)	23,397	$1.3300	January 6, 2006	$99,750	$31,118
Bauer Private Equity IV Fund, LLC
(Alien Technology) Common
Stock(2)	5,158	$2.9508	October 25, 2006	$10,318	$15,220
Advanced Equities Investment XXXII,
LLC (Raza Microelectronics)(3)	65,000	$1.4850	July 5, 2006	$96,525	$96,525
Advanced Equities Investment I, LLC
(Force 10 Network)(4)	46,253	$1.0810	December 13, 2006	$50,000	$50,000

(1)	Bauer Private Equity Fund III, LLC is invested solely in Alien Technology Series D convertible preferred stock.
(2)	Bauer Private Equity Fund IV, LLC is invested solely in Alien Technology Series I convertible preferred stock and warrants expiring October, 2013 with an exercise price of $7.50.
(3)
Advanced Equities Investment XXXII, LLC is invested solely in Raza Microelectronics Series C convertible preferred stock. (4) Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. The adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund’s financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(e)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Akros Absolute Return Fund

Notes to Financial Statements, Continued
August 31, 2007

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(h)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options

Akros Absolute Return Fund

Notes to Financial Statements, Continued
August 31, 2007

exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in options written during the year ended August 31, 2007 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	36	$6,840	3	$270
Options written	63	10,065	3	300
Options terminated in closing transactions	—	—	—	—
Options exercised	26	3,980	3	270
Options expired	39	6,775	—	—
Outstanding, end of period	34	$ 6,150	3	$300

(i)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(j)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Akros Absolute Return Fund

Notes to Financial Statements, Continued
August 31, 2007

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended August 31, 2007 and the period ended August 31, 2006 were as follows:

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006
Ordinary Income	$119,847	$5,306

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature.

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,556,905
Gross tax unrealized appreciation	35,192
Gross tax unrealized depreciation	(262,659)
Net tax unrealized depreciation	(227,467)
Undistributed ordinary income	123,165
Undistributed long-term capital gain	—
Total distributable earnings	123,165
Other accumulated losses	(9,413)
Total accumulated earnings	$(113,715)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences have no effect on net asset value. For the year ended August 31, 2007, the Fund decreased undistributed net investment income by $1,836 and increased accumulated realized gains by $1,836.

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the investment in certain debt instruments.

At August 31, 2007, the Fund had a post-October capital loss of $9,191.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fee and/or reimburse the Fund’s other expenses through September 30, 2007, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the year ended August 31, 2007, expenses of $147,992 were reimbursed by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and

Akros Absolute Return Fund
Notes to Financial Statements, Continued
August 31, 2007

expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$129,285
2010	$147,992

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended August 31, 2007, the Fund accrued expenses of $5,753 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the year ended August 31, 2007, the Fund accrued expenses of $2,301 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor as the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006(1)
Shares sold	66,272	217,254
Shares issued to holders in reinvestment of distributions	8,487	365
Shares redeemed	(42,520)	(102)
Net increase	32,239	217,517

_________
(1)	The Fund commenced operations on September 30, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2007, were $3,732,386 and $3,341,157, respectively. For the year ended August 31, 2007, there were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Akros Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Akros Absolute Return Fund, one of the diversified series constituting the Trust for Professional Managers (the “Fund”), including the schedule of investments, as of August 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended August 31, 2007 and the period September 30, 2005 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the indicated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, WI
October 24, 2007

Akros Absolute Return Fund
Renewal of Advisory Agreement (Unaudited)

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 14, 2007 to consider the annual renewal of the Investment Advisory Agreement (the “Agreement”) between the Akros Absolute Return Fund (the “Fund”), a series of the Trust, and Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, comparative fee information for the Fund and the Advisor’s other accounts, written compliance program and chief compliance officers and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Agreement until August 31, 2008.

Discussion of Factors Considered

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.	Nature, Extent And Quality Of Services Provided To The Fund.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also discussed the Advisor’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Advisor’s compliance procedures and any material compliance issues during the prior year with respect to the Fund. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees also discussed the Advisor’s business continuity plan. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

2.	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Fund’s performance for the nine months ended May 31, 2007 and the overall performance by the Advisor since the inception of the Fund on September 30, 2005. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of equity market neutral funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives (in other words, institutional accounts of similar size and with similar investment objectives). The Trustees noted that the Fund’s performance was below the median of its peer group and was in the fourth quartile of its peer group overall for the periods reported. After

Akros Absolute Return Fund
Renewal of Advisory Agreement (Continued)
(Unaudited)

considering all of the information, including the Advisor’s explanation of its strategic decisions during the early stages of the Fund’s operations, the Trustees concluded that, although the Fund’s performance was a point of concern, the performance was satisfactory given the short period of the Fund’s operations and the conditions in the securities markets during that period. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Advisor’s separately-managed accounts, as well as the expense waivers and reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was well below the peer group median of 1.34%. The Trustees also noted that the Fund’s total expenses, net of waivers/reimbursements, of 1.99% were aligned with the peer group median of 1.99%, but fell well below the peer group high of 2.996%. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor had maintained adequate profit levels to support the services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees then compared the fees paid by the Fund to the fees paid by other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees reviewed all expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund.

Akros Absolute Return Fund
Renewal of Advisory Agreement (Continued)
(Unaudited)

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Akros Absolute Return Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 8.87% of its ordinary income distribution for the year ended August 31, 2007, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2007, 5.10% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	7	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985– present); Director, Flight Standards & Training (1990–1999).	7	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

AKROS ABSOLUTE RETURN FUND
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	7	Director/ Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

____________
*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to the Fund’s portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC
230 Park Avenue
7th Floor
New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, WI 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics has previously been filed.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 8/31/2007	FYE 8/31/2006
Audit Fees	$20,000	$17,500
Tax Fees	3,150	3,000

There were no audit-related fees billed in the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements.  There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006

(b)
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)   /s/Joseph Neuberger
Joseph Neuberger, President and Treasurer
Principal Executive Officer

Date   November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/Joseph Neuberger
Joseph Neuberger, President and Treasurer
Principal Executive Officer

Date   November 7, 2007